SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


       Date of Report (Date of Earliest Event Reported): January 17, 2002


                             NEW ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Utah                     333-38936                      87-0653434
(State of Incorporation)     (Commission File Number)         (IRS Employer No.)


    5685 La Jolla Blvd, La Jolla CA                                  92037
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (619)-615-8647


                          5580 La Jolla Blvd, Suite 506
                               La Jolla, CA 92037
                         (former address in last report)

ITEM 5. OTHER EVENTS

New Energy Corporation has moved their office to a new location. Their main office is now located at 5685 La Jolla Blvd., La Jolla California, 92037-7651. Any future correspondence with the Company should be directed to this address.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Energy Corporation

/s/ Tor Ewald
-----------------------------
Tor Ewald, Secretary
Date: 01/17/01